Exhibit 10.2

BASIC OFFICE LEASE & SECURITY AGREEMENT

This Agreement is entered into between Samson Equities Corporation, as Lessor, and

Aleksandr Zausaev, Zartex Inc.
as Lessees (hereinafter collectively referred to as “Lessees”).

LEASED PREMISES.  Lessor hereby leases to Lessees, and Lessees hereby lease from Lessor an office located at (check one):

__ N/A _ Rainbow Executive Suites, 800 North Rainbow Blvd., Suite __N/A__, Las Vegas, Nevada 89107-1103; OR

 __V__ Tropicana Business Center, 4760 South Pecos Rd., Suite __103_, Las Vegas, NV  89121
 (hereinafter referred to as the “leased premises”).

TERM.  The term of this lease shall commence ___9/8/16___, and shall be a month-to-month lease, terminable upon 30 days’ written notice.

INITIALS __AZ___  30-DAY NOTICE REQUIREMENT.  This Lease shall be terminable by either party effective upon the expiration of the initial term of this Lease, or effective upon the expiration of any renewal term of this Lease, or at any time after the expiration of any term of this Lease, by giving thirty (30) days’ written notice of termination to the other party.  Such notice of termination shall become effective thirty (30) days after the date it is hand-delivered to the other party, or the date it is posted on the leased premises by Lessor, or the date it is actually received by the other party, whichever is earlier.

RENT.  The base rent shall be $99.00 per month or portion thereof.  The base rent shall be due and payable, without deduction or offset, on the first day of each month.  If the term of this Lease commences on a date other than the first of the month, the second calendar month’s rent and any other monthly recurring charges shall be pro-rated according to the actual number of days this Lease was in effect during the first calendar month, and such pro-rated amount(s) shall be due and payable 30 days after the commencement of this Lease.

INITIALS ____ AZ______ NOTICES AND COMMUNICATIONS.  PUT IT IN WRITING, PUT IT IN WRITING, PUT IT IN WRITING.  IF IT ISN’T IN WRITING, IT DOESN’T EXIST.

INITIALS _____ AZ ____ HOW TO PUT IT IN WRITING.  ANY REQUESTS, QUESTIONS, INCIDENT REPORTS, OR OTHER COMMUNICATIONS FROM LESSEES AND INTENDED FOR RECEIPT AND/OR RESPONSE BY LESSOR SHALL BE MADE IN WRITING AND SENT BY FAX, E-MAIL, MAIL TO LESSOR AT THE ADDRESS, E-MAIL AND/OR FAX NUMBER SET FORTH FOR LESSOR AT THE END OF THIS LEASE, OR DELIVERED DURING LESSOR’S BUSINESS HOURS AT LESSOR’S FRONT DESK AT 800 N. RAINBOW BLVD., SUITE 208 LAS VEGAS, NV.

INITIALS ____ AZ _____ WE HAVE THE RIGHT TO IGNORE ANYTHING YOU CHOOSE NOT TO PUT IN WRITING.  ORAL COMMUNICATIONS TO LESSOR’S EMPLOYEES, AGENTS, VENDORS OR CONTRACTORS SHALL NEVER BE BINDING UPON OR IMPUTED TO LESSOR, AND SHALL BE TREATED AS THOUGH THEY NEVER HAPPENED.

INITIALS ____ AZ ____ DON’T TALK TO ONSITE MAINTENANCE OR CUSTODIAL WORKERS.  NO COMMUNICATIONS INTENDED FOR OR DIRECTED TOWARD LESSOR SHALL BE GIVEN, EITHER ORALLY OR IN WRITING, TO CUSTODIAL, JANITORIAL, MAINTENANCE LABOR, VENDORS OR CONTRACTORS AT THE BUILDING IN WHICH THE LEASED PREMISES ARE SITUATED.

INITIAL ___ AZ _____ EXCEPTION FOR EMERGENCIES.  YOU DO NOT HAVE TO PUT IT IN WRITING IF IT IS A BONA FIDE “EMERGENCY.”  AN EMERGENCY IS DEFINED AS A SITUATION WHERE THERE IS A REASONABLE LIKELIHOOD OF IMMINENT INJURY OR HARM TO PERSON, PROPERTY OR FINANCIAL INTEREST UNLESS IMMEDIATE MANAGEMENT ATTENTION IS RECEIVED.  YOUR FAILURE TO PLAN DOES NOT CONSTITUTE OUR EMERGENCY.  EXAMPLES OF EMERGENCIES INCLUDE:  FIRE, SMOKE, SPARKS, FUMES, NOXIOUS ODORS, LEGAL NUISANCE, CRIME IN PROGRESS, CLEAR AND IMMINENT DANGER, REAL-TIME REPORT OF TRESPASSERS OR LOITERERS ON PREMISES, REAL TIME REPORT OF SMOKING IN NON-SMOKING AREAS, REAL TIME REPORT OF PARKING VIOLATIONS, PERSON TRAPPED IN ELEVATOR OR RESTROOM, LOCKED OUT OF OFFICE (SUBJECT TO OUR STAFF AVAILABILITY AND $25 TRIP CHARGE).  IF YOU HAVE AN EMERGENCY MEETING THE ABOVE DEFINITION, CALL OUR 24 HOUR EMERGENCY HOTLINE AT 702-948-5000, AND, WHEN YOU HEAR THE PROMPT FOR “ALARM SITUATION” PRESS “1”.  STAY ON THE PHONE UNTIL YOUR CALL IS ANSWERED BY THE EMERGENCY MONITOR WHO WILL ANSWER IN REAL TIME THE VAST MAJORITY OF THE TIME.   IF YOUR CALL SHOULD GO TO VOICEMAIL, LEAVE A DETAILED VOICEMAIL WITH YOUR NAME, COMPANY NAME, RENTAL ADDRESS AND SUITE NUMBER, CALLBACK NUMBER, AND DESCRIPTION OF THE SITUATION.  HAVING ALMOST 24/7 ACCESS TO YOUR LANDLORD IS A SACRED PRIVILEGE AND TRUST.  DO NOT ABUSE THIS PRIVILEGE AND TRUST BY USING THE 24 HOUR EMERGENCY HOTLINE WHEN THERE IS NOT AN EMERGENCY.

INITIALS_____ AZ ______TIME IS OF THE ESSENCE IN REGARD TO PROMPT PAYMENT OF RENT AND ALL OTHER CHARGES OR AMOUNTS WHICH MAY BECOME DUE AND OWING BY LESSEES TO LESSOR.

INITIALS _____ AZ ______ HOW TO PAY.

INITIALS _____ AZ ______ WE DO NOT ACCEPT CASH, EVER,  PERIOD.

INITIALS _____ AZ ______ WE DO NOT ACCEPT PAYMENTS IN PERSON OR AT OUR OFFICE ADDRESS, AFTER THE INITIAL COMMENCEMENT DATE OF YOUR LEASE.

INITIALS _____ AZ ______ PAYMENTS MADE IN PERSON OR AT OUR OFFICE AFTER THE INITIAL COMMENCEMENT DATE OF YOUR LEASE MAY BE REJECTED, OR MAY BE SUBJECT TO A $10.00 NON-CONFORMING PAYMENT PROCESSING CHARGE, AT OUR SOLE DISCRETION.

INITIALS _____ AZ ______ PRIOR TO THE COMMENCEMENT DATE OF YOUR LEASE, PAYMENTS OF YOUR INITIAL SECURITY DEPOSIT, OR YOUR MOVE-IN BALANCE WILL BE ACCEPTED IN PERSON OR AT OUR OFFICE, IF, AND ONLY IF, THEY ARE IN THE FORM OF A BUSINESS OR PERSONAL CHECK, CASHIER’S CHECK OR MONEY ORDER MADE PAYABLE TO “SAMSON EQUITIES CORPORATION.”

INITIALS ______ AZ _____ NO  BLANK CHECKS OR MONEY ORDERS!!!  CHECKS OR MONEY ORDERS WITH A BLANK PAYEE LINE ARE STRICTLY PROHIBITED.

INITIALS ______ AZ _____ EXCEPT AS PROVIDED ABOVE, ALL PAYMENTS BY CHECK, CASHIER’S CHECK, OR MONEY ORDER MUST BE MAILED TO OUR SECURE LOCKBOX ADDRESS, NOT TO OUR OFFICE:

SAMSON EQUITIES CORPORATION
PO BOX 34556
LAS VEGAS, NV 89133-4556

PAYMENTS MAILED TO OUR OFFICE ADDRESS  WILL BE SUBJECT TO A $10.00 NON-CONFORMING PAYMENT PROCESSING CHARGE.

INITIALS ______ AZ _____ WE DO NOT RECOMMEND MAILING MONEY ORDERS OBTAINED FROM CONVENIENCE STORES OR SUPERMARKETS.  THEY ARE VERY DIFFICULT, TIME-CONSUMING AND COSTLY TO TRACE OR REPLACE IF THEY GET LOST IN THE MAIL.  IF YOU MUST MAIL A MONEY ORDER, PURCHASE IT AT A BANK.  MONEY ORDERS PURCHASED AT A BANK ARE MUCH FASTER, CHEAPER AND EASIER TO REPLACE OR TRACE IF THEY GET LOST IN THE MAIL.  THE RISK OF LOSS OF A MAILED CHECK OR MONEY ORDER IS SOLELY ON YOU.

INITIALS ____ AZ ______ YOU MUST PAY RENT EVEN IF YOU DON’T HAVE YOUR TENANT LEDGER OR STATEMENT.  TENANT LEDGERS OR STATEMENTS ARE PROVIDED PERIODICALLY, TYPICALLY MONTHLY AROUND THE FIRST OF THE MONTH.  THE TENANT LEDGER OR STATEMENT IS PROVIDED AS A COURTESY, A CONVENIENCE AND A REMINDER.  YOUR RECEIVING THE TENANT LEDGER OR STATEMENT IS NOT A CONDITION PRECEDENT TO YOUR OBLIGATION TO PAY YOUR RENT ON TIME.  YOUR RENT OBLIGATION ARISES FROM THIS LEASE, NOT FROM YOUR TENANT LEDGER OR STATEMENT.  IF YOU DO NOT HAVE A TENANT LEDGER OR STATEMENT, AND IF YOU DO NOT KNOW HOW MUCH TO PAY, PAY YOUR BASE RENT AMOUNT AND FAX OR EMAIL OUR OFFICE REQUESTING YOUR BALANCE.  LATE PAYMENTS WILL NOT BE EXCUSED AND LATE CHARGES WILL NOT BE WAIVED MERELY BECAUSE YOU DID NOT HAVE YOUR TENANT LEDGER OR KNOW YOUR BALANCE.

LATE PAYMENT ARRANGEMENTS AND LATE CHARGES.

INITIALS______ AZ ______  IF LESSEES ARE UNABLE TO PAY THE RENT OR ANY OTHER AMOUNTS DUE OR OWING UNDER THIS LEASE WHEN DUE, LESSEES MUST MAKE LATE PAYMENT ARRANGEMENTS WITH LESSOR ON OR BEFORE THE DUE DATE.  THE LATE PAYMENT ARRANGEMENTS MUST BE IN WRITTEN FORM AND APPROVED BY LESSOR.  IF LESSEES FAIL TO MAKE ACCEPTABLE LATE PAYMENT ARRANGEMENTS, OR IF LESSEES MAKE AND THEN BREAK LATE PAYMENT ARRANGEMENTS, LESSEES WILL BE CHARGED A LATE CHARGE OF 1% (ONE PERCENT) PER DAY ON THE PAST DUE AMOUNT.  FURTHER DETAILS ARE SET FORTH BELOW:

INITIALS_____ AZ _______ If Lessees are unable to pay the rent or any other amounts due or owing under this Lease when due, they must communicate with Lessor on or before the due date as to the reason(s) why Lessees are unable to pay when due, and must make mutually agreeable and commercially reasonable late payment arrangements with Lessor.

INTIALS _____ AZ _______ Late payment arrangements must be set forth or confirmed or memorialized in a writing, which writing must consist of either a document signed by Lessor and a Lessee, or an exchange of faxes and/or e-mail messages by and between both Lessor and a Lessee and showing a meeting of the minds as to Lessees’ proposed late payment arrangements.  Any late payment arrangements shall, at a minimum, set forth the dates and amounts of Lessees’ delinquent payments, and must provide for all current month charges and any prior month charges, any applicable late charges, and any other current or past due non-rent charges to be paid in full prior to the end of the calendar month to which the late payment arrangements apply.

INITIALS _____ AZ _______ Notwithstanding the foregoing, the commercial reasonableness of Lessees’ proposed late payment arrangements shall always be determined in Lessor’s sole judgment and discretion, and Lessor’s determination as to commercial reasonableness of any proposed late payment arrangements shall be final and binding upon Lessees.

INITIALS _____ AZ _______ In the event that any amount due and payable from Lessees to Lessor is not received in full by Lessor by the due date, a late charge equal to one percent (1%) of the delinquent amount per day shall be imposed starting with the day after the day the delinquent amount was due, and continuing through and including the day before the delinquent amount was paid in full. In the event that Lessees make mutually agreeable and commercially reasonable late payment arrangements with Lessor prior to the due date, and proceed to actually and timely perform in accordance with such late payment arrangements, Lessor will waive the late charge, except to the extent that the late payment arrangements specifically provide for a late charge.  Any omission or failure of Lessor to promptly post the contractual late charge to Lessees’ Tenant Ledger shall not be deemed or construed to be a waiver of the right to impose, post and collect such a late charge at any later date, through and including the date of final accounting of Lessees’ security, key and/or phone deposits (as applicable) or the date of a final legal adjudication of Lessees’ legal lease liabilities to Lessor, whichever comes later.  Checks tendered by Lessees to Lessor and thereafter returned unpaid by the drawee bank for any reason shall result in the assessment of a $25 returned check charge, plus any applicable late charges as provided above.

INITIALS ______ AZ ______  Notwithstanding any other provision of this Lease, Lessor shall have the right to apply any payments by tendered by Lessees to rent, late charges, returned check charges, other non-rent or non-lease charges and/or damages, as applicable, in whatever order and manner that Lessor sees fit.

INITIALS ____ AZ _____ SECURITY DEPOSIT.  LESSEES SHALL MAINTAIN A SECURITY DEPOSIT WITH LESSOR IN THE AMOUNT OF ONE MONTH’S RECURRING CHARGES AT ALL TIMES.  THE SECURITY DEPOSIT IS NOT THE LAST MONTH’S RENT.  THE SECURITY DEPOSIT SHALL NOT BE USED AS PAYMENT OF RENT OR ANY OTHER CHARGES FOR ANY RENTAL MONTH OR PORTION OF ANY RENTAL MONTH PRIOR TO THE TERMINATION OF THIS LEASE, EXCEPT AT LESSOR’S SOLE OPTION. Lessor may, but shall not be obligated to, apply all or portions of said deposit on account of any of Lessees’ obligations to Lessor under this Lease or otherwise.  ANY BALANCE REMAINING UPON TERMINATION SHALL BE RETURNED TO LESSEES WITHIN 21 DAYS AFTER THE EFFECTIVE DATE OF THE TERMINATION OF THE LEASE.

SERVICES.  Services and uses provided by Lessor and included in the base rent are as follows:

1.  Janitorial service to include emptying of wastebaskets and vacuuming of office carpet floors as needed or upon request.

2.  EIGHT (8) hours per month free Conference room and/or Guest Office meeting room usage at either of our two Las Vegas Executive Suites location, subject to availability and prior reservation.  All day usage is counted as only 4 hours.  No minimum billing time block units.

INITIALS _____ AZ ____ EVENING OR WEEKEND MEETING ROOM USAGE IS BY PRIOR, WRITTEN AND APPROVED RESERVATION ONLY!!!  EVENING OR WEEKEND MEETING ROOM USAGE REQUIRES A “ROOM CODE” WHICH WILL LIKELY BE DIFFERENT FROM LESSEES’ ALARM PIN NUMBER/EXTERIOR DOOR ACCESS PIN NUMBER.  LESSEES AGREE TO REQUEST AND RECEIVE A BRIEF ORIENTATION REGARDING MEETING ROOM UNLOCKING AND RE-LOCKING PROCEDURES PRIOR TO THE LESSEES’ INITIAL EVENING OR WEEKEND MEETING ROOM USAGE

3.  Access to the “common areas” while using a Guest Office or the Conference Room, or while visiting the office to utilize Lessor’s office support services.  As used in this Lease, the term “common areas” consists of the front entrance to the Executive Suite in which the leased premises are situated and interior hallways inside said Executive Suite for purposes of ingress and egress, the waiting area, the reception area, the kitchenette facilities (including complimentary coffee, tea and cocoa, refrigerator, microwave, water cooler, kitchen supplies and implements), and the Executive Suites restroom (as applicable).

4.  Front desk service, visitor reception service, and acceptance of receipt of and sorting of incoming mail, package, deliveries, faxes during business hours (telephonic notification of mail, package or delivery receipt on request).  Incoming items must bear the name of at least one of the Lessees to permit sorting.

5.  Free parking for Lessees, and Lessees’ employees and invitees, except in spaces which are posted as assigned or reserved for the exclusive use of others, such as covered parking spaces or handicapped parking spaces.  Covered parking is assigned and reserved, and is available for $25 per space per month.

6.	Building directory listing.

ADDITIONAL SERVICES.                                                      The following additional services are available to Lessees, for which separate and additional charges shall be made.  Lessor reserves the right to modify these charges at any time.

1.  Posting of Lessees’ business and professional licenses available for public inspection on request in compliance with local and state business and professional license requirements.

2.  Self-service copying at $0.10 per page up to 500 pages per month, and $0.06 per page over 500 pages per month.

3.  Full-service copying at $0.12 per page up to 500 pages per month, and $0.08 per page over 500 pages per month.

4.  Incoming and outgoing faxes at $0.80 per page up to 75 pages per month, $0.40 per page after 75 pages per month.

5.  Building Directory listing:  10 per month.  Electronic Billboard advertising (Rainbow location only):  $0.20 per minute.  File storage:  $10 per file drawer per month.

6.  Guest Office usage over monthly free allowance:  $7.50/hr. if pre-subscribed monthly in advance, otherwise $15/hr.  Conference Room usage over monthly free allowance:  $12.50/hr. if pre-subscribed monthly in advance, otherwise $25/hr.  $15 “no-show” charge may be made if an unused room reservation is not cancelled at least four (4) business hours in advance nor canceled.  Minimum $20 cleaning charge may be made if Lessees do not clean up and remove garbage, debris, spills or personal property resulting from Lessees' use of the Conference Room.

7.  U.S. Mail postage for outgoing mail or mail forwarding, overnight or 2nd day delivery service, messenger and courier service, office supplies or materials, at cost plus a service and handling charge equal to 20% of cost, or $1.00, whichever is greater.

8.  On premises Notary Public at a cost of $2 per notarized document (duplicate copies free).

*9.  Digital telephone service with up to five (5) digital voicemail boxes is $29 per month.  Installation and programming of telephone service is a one-time nonrecurring charge of $45.  For any domestic long distance calls using Lessor’s telephone equipment and using Lessor’s long distance services, including incoming calls which are forwarded from Lessor’s telephone system to a number in another area code, $0.05 per minute.  Volume discounts available upon request on a case by case basis.  International long distance at cost + 20%.*

*10.  Listing of phone number in 411 Directory Assistance, Yellow Pages and Whites Pages telephone directories published January and July of each year (cut-off dates are September 1 and March 1, respectively).  One time initial set up fee of $20 IF EFFECTIVE AS OF THE BEGINNING OF THE DIRECTORY’S PUBLICATION FISCAL YEAR ($50 IF EFFECTIVE AS OF ANY OTHER TIME), plus $5 per month billed annually in advance.  Lessees to notify Lessor of Lessees’ desired listing text and select directory heading.

From time to time, Lessor shall invoice Lessees for all additional services and charges over and above the base rent and such invoices shall be due and payable in full, without deduction or offset, upon presentation.

RULES OF USE.

INITIALS _____ AZ _____ THE COMMON AREAS OF THE EXECUTIVE SUITES ARE ALARM PROTECTED ON EVENINGS, NIGHTS AND WEEKENDS.  LESSEES ACKNOWLEDGE THAT THEY HAVE RECEIVED AN ALARM CODE FROM LESSOR, AND HAVE BEEN FULLY INSTRUCTED HOW TO USE THEIR ALARM CODE TO ARM, DISARM, RE-ARM, RESET OR SILENCE THE ALARM SYSTEM.  LESSEES SHALL BE RESPONSIBLE FOR SEEING TO IT THAT ANY OF LESSEES’ AGENTS, EMPLOYEES OR INVITEES ENTERING AN ALARMED

AREA ON EVENINGS, NIGHTS AND WEEKENDS SHALL HAVE BEEN PROVIDED BY LESSEES WITH LESSEES’ ALARM CODE AND SHALL HAVE BEEN FULLY INSTRUCTED BY LESSOR TO ITS USE.  NEITHER LESSEES NOR LESSEES’ AGENTS, EMPLOYEES OR INVITEES SHALL ENTER AN ALARM PROTECTED AREA ON EVENINGS, NIGHTS OR WEEKENDS UNLESS THE ENTERING PERSON HAS AN ALARM CODE AND FULLY KNOWS HOW TO USE IT AS SPECIFIED ABOVE.

INITIALS _____ AZ _____ IN THE EVENT LESSEES, OR ANY AGENT, EMPLOYEE OR INVITEE OF LESSEES, IS PRESENT ON OR ABOUT THE LEASED PREMISES AND AN ALARM OCCURS, SUCH PERSON SHALL REPORT THE ALARM TO LESSOR BY CALLING 702-948-5000 AND SELECTING OPTION 1 WITHIN 2 MINUTES OF THE COMMENCEMENT OF THE ALARM EVENT.  AFTER SELECTING OPTION 1, SUCH PERSON SHALL WAIT UNTIL HE OR SHE IS CONNECTED TO THE ALARM MONITOR.  IF THE CALL GOES TO VOICEMAIL, SUCH PERSON SHALL LEAVE A DETAILED MESSAGE WITH THEIR INDIVIDUAL NAME, COMPANY NAME, OFFICE STREET ADDRESS, OFFICE SUITE NUMBER, OFFICE ROOM NUMBER (IF APPLICABLE), CALLBACK NUMBER, AND ANY INFORMATION IN THEIR POSSESSION PERTAINING TO THE ALARM EVENT.

INITIALS _____ AZ ____ IN ORDER TO GUARANTEE COMPLIANCE WITH THIS PROVISION, LESSEES AGREE THAT NO PERSON SHALL ENTER AN ALARMED AREA ON EVENINGS, NIGHTS OR WEEKENDS UNLESS THAT PERSON HAS IMMEDIATE ACCESS TO EITHER A CELLPHONE ON THEIR PERSON OR ON THE PERSON OF A COMPANION, AND/OR A LANDLINE PHONE IN LESSEES’ OFFICE AVAILABLE FOR IMMEDIATE USE TO REPORT AN ALARM EVENT IN COMPLIANCE WITH THIS PROVISION.  LESSEES AGREE THAT FAILURE TO REPORT AN ALARM EVENT WITHIN 2 MINUTES OF COMMENCEMENT OF THE ALARM EVENT SHALL NOT BE EXCUSED ON GROUNDS THE PERSON LACKED ACCESS TO A TELEPHONE, AND SHALL RESULT IN THE ALARM TRIP CHARGES SET FORTH BELOW.

INITIALS _____ AZ ______ LESSEES AGREE THAT THERE SHALL BE NO EXCUSES FROM , NO EXCEPTIONS TO, AND NO EXPLANATIONS FOR A VIOLATION OF THESE ALARM RULES.  IF LESSEES, OR ANY AGENT, EMPLOYEE OR INVITEE OF LESSEES, IS PRESENT ON OR ABOUT THE LEASED PREMISES WHEN AN ALARM OCCURS, SUCH PERSON SHALL REPORT SUCH ALARM WITHIN 2 MINUTES OF THE OCCURRENCE OF THE ALARM EVENT, REGARDLESS OF THE TIME OF DAY OR NIGHT, REGARDLESS OF THE DAY OF WEEK,  REGARDLESS OF WHETHER ANY PERSON SUCCESSFULLY SILENCES THE ALARM IMMEDIATELY, AND/OR REGARDLESS OF WHETHER SUCH PERSON BELIEVES HE OR SHE CAUSED THE ALARM.

INITIALS ________ AZ _________ FAILURE TO REPORT AN ALARM EVENT WITHIN 2 MINUTES OF COMMENCEMENT OF THE ALARM EVENT SHALL RESULT IN A MANDATORY $25-$75 ALARM TRIP CHARGE.  ANY OMISSION OR FAILURE ON THE PART OF SUCH PERSON TO REPORT THE ALARM IN THE MANNER SPECIFIED ABOVE CAN RESULT IN THE ALARM MONITOR DISPATCHING LESSOR’S EMPLOYEE OR  AN INDEPENDENT SECURITY PATROL OFFICER TO THE BUILDING, AND, IN SUCH EVEN, LESSEES SHALL PAY LESSOR A TRIP CHARGE.  THE TRIP  CHARGE SHALL BE $25 FOR A FIRST TIME VIOLATION WHERE THE DISPATCHED PERSON IS A LESSOR’S EMPLOYEE, $50 FOR A SECOND TIME VIOLATION WHERE THE DISPATCHED PERSON IS LESSOR’S EMPLOYEE, $75 WHERE THE DISPATCHED PERSON IS AN INDEPENENT SECURITY PATROL OFFICER,  OR $75 FOR THIRD OR SUBSEQUENT VIOLATIONS.

INTIALS _____ AZ _______ IF AN AGENT, EMPLOYEE OR INVITEE OF LESSEES IS THE LAST PERSON TO LEAVE THE EXECUTIVE SUITES AT ANY TIME OUTSIDE OF WEEKDAY REGULAR BUSINESS HOURS, THEN SUCH PERSON SHALL BE RESPONSIBLE FOR DETERMINING THAT HE OR SHE IS IN FACT THE LAST USER PRESENT, AND, IF SO, THEN TURNING OFF ALL LIGHT SWITCH(ES) IN THE COMMON AREAS OF THE EXECUTIVE SUITES AND ARMING THE ALARM SYSTEM.

INITIALS ______ AZ ______  THERE IS ABSOLUTELY NO SMOKING ANYWHERE INSIDE THE BUILDING, INCLUDING THE LEASED PREMISES, RESTROOMS, INTERIOR CORRIDORS, CONFERENCE ROOM, OTHER TENANTS’  SPACES AND ELEVATOR.

INITIALS _____ AZ ______  CHAIRMATS SHALL BE USED TO PROTECT CARPETING FROM EXCESSIVE WEAR AND SOILING AT ALL DESKS AND WORK STATIONS.

INITIALS ____ AZ ______  LESSEES AND LESSEES’ EMPLOYEES, AGENTS AND INVITEES SHALL NOT UNDER ANY CIRCUMSTANCES  PROP OPEN OR LEAVE AJAR OR TAMPER WITH ANY EXTERIOR DOOR OR GATE, INCLUDING EXTERIOR RESTROOM DOORS, EXTERIOR ACCESS CONTROL DOORS OR GATES, AN EXTERIOR ENTRY DOOR OF THE LEASED PREMISES, ACCESS OR ENTRY DOORS TO ANY OF THE OTHER SUITES IN THE BUILDING IN WHICH THE LEASED PREMISES ARE SITUATED, AND/OR ELEVATOR DOORS;  IF LESSEES ARE PRESENT ON OR ABOUT THE LEASED PREMISES ON AN EVENING, NIGHT OR WEEKEND, AND AN EXTERIOR DOOR OR GATE SERVING THE LEASED PREMISES IS FOUND TO BE PROPPED OPEN OR AJAR, IT SHALL BE CONCLUSIVELY PRESUMED THAT LESSEES KNEW OR SHOULD HAVE KNOWN ABOUT THE CONDITION, AND, IN SUCH CASE, LESSEES SHALL BE PAY LESSOR A $25 ACCESS CONTROL MONITOR TRIP CHARGE FOR THE CORRECTION OF THE CONDITION, REGARDLESS OF ANY CLAIM BY LESSEES THAT THEY DID NOT KNOW THAT SUCH DOOR OR GATE WAS AJAR OR PROPPED OPEN.

ANIMALS OR PETS ARE PROHIBITED IN THE LEASED PREMISES, OR IN ANY OF THE INTERIOR OR EXTERIOR AREAS OF THE BUILDING IN WHICH THE LEASED PREMISES ARE SITUATED (except medically necessary service animals for the blind or deaf).

Neither the Lessees nor Lessees’ invitees, employees, or agents shall do any of the following things without Lessor’s prior written consent in advance as to any such thing or instance:

(a) Discard or dispose of any object or property of any kind anywhere other than a trash can inside Lessees’ leased premises or the outdoor garbage dumpster for the building in which the leased premises are situated;

(b)  Store or leave any object or property of any kind anywhere within the common areas of the Building or in the exterior or common areas of the Building, except inside Lessees’ own leased premises;

(c)  Change, disable, alter or add to any lock or access control device on or about the leased premises.

(d)  Plug any non-Samsung DCS 12 or DCS 500 device (conventional telephone, fax machine, dial-up modem, etc.) in a digital telephone jack (Note: all modular telephone jacks are to be deemed as digital jacks unless the jack bears a written marking placed there by Lessor identifying the jack as “analog”;  IF IN DOUBT, ASK FIRST!!!);

(e)  Enter or access the spaces above the ceilings, between the walls, behind the Front Desk, or in the Telephone Room;

(f)  Access an outside long distance service provider by using a dial-around number commencing with digits “10-10” [Note:  It is permissible to access an outside long distance service provider by using  a toll free access number, such as a number beginning with the digits “1-800,” “1-888,” “1-877”, or “1-866”];

(g)  Engage in any actions or conduct which cause or create any unusual or offensive odors, excessive, unreasonable or unnecessary noises, fire, health or safety hazard, or any other conditions which would unreasonably or materially interfere with normal and use or enjoyment of the common areas of the building or of other tenants’ leased space by other tenants or other tenants’ invitees.

(h)  Dial any number in the 809 area code using a telephone number or telephone handset which is operating within or in conjunction with Lessor’s telephone equipment system.

The leased premises are to be used for the operation of a general commercial office for the business named hereinabove as a Lessee, and for no other use.  Other than typical office equipment (computer devices, photocopier, fax machine, telecommunications devices, typewriters, calculators, desk or office accessories), no other machinery or equipment shall be maintained, operated or used on the leased premises.  Under no circumstances shall Lessees maintain, operate or use on the leased premises any type of machinery or equipment which would, in Lessor’s sole judgment, result in excessive use of utilities.  Lessees shall take all reasonable or necessary measures to preclude loitering, drinking of alcoholic beverages, soliciting of any nature, illegal drug usage or the perpetration of any other illegal conduct by Lessees’ invitees, employees or agents on or about the leased premises or the common areas of the building.  Neither Lessees nor Lessees’ invitees, employees, or agents shall use or permit or suffer any use or acts on or about the leased premises which would cause cancellation, re-rating or surcharge upon the insurance upon the real property where the leased premises are situated.  Neither Lessees nor Lessees’ invitees, employees, or agents shall use or suffer or permit the leased premises or the common areas to be used as a residence, for overnight sleeping, or for bathing.  Lessor shall have the right from time to time to promulgate Rules and Regulations for the use and occupancy of the leased premises and common areas, not inconsistent with the express terms and provisions of this Lease.  Lessees and Lessees’ invitees, employees and agents shall comply with Lessor’s Rules and Regulations as promulgated by Lessor from time to time.

ASSIGNMENT.  Lessees shall not assign this Lease or sublet any portion of the leased premises without prior written consent of the Lessor, which shall not be unreasonably withheld.  Any such assignment or subletting without consent shall be void, and, at the option of Lessor, may terminate this Lease.

LEGAL COMPLIANCE.  Lessees shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now or hereafter in force pertaining to the premises, or occasioned by or affecting the use thereof by Lessees or Lessees’ invitees, agents or employees.  The commencement or pendency of any court, governmental or administrative agency action or proceeding against a Lessee for abatement, injunctive relief, or nuisance regarding the use of the premises shall, at the option of Lessor, be deemed a breach by Lessees of this Lease.

CONDITION. Lessees acknowledge that the leased premises are in good condition, order and repair.  Lessees shall at all times keep and maintain the leased premises, together with any furniture, furnishings or personal property furnished, provided or made available by Lessor to Lessees for Lessees’ use in good and safe condition, order and repair, and shall return the same, before exiting the premises on any particular day, in as good condition as received.  Lessees will clean up all garbage, debris, spills or personal items in the Conference Room, kitchenette or common areas resulting from the use thereof by Lessees or Lessees' invitees, employees or agents.  Lessees shall be responsible for reimbursing Lessor upon demand for all maintenance or repairs required to the leased premises or common areas caused by the actions, errors or omissions of Lessees, or of Lessees' invitees, agents, or employees.  Lessees shall reimburse

Lessor upon demand for any damages or theft to the Conference Room or to a Guest Office which occurs while Lessees or Lessees' invitees, agents or employees are using the Conference Room or a Guest Office, or arising out of or relating to such persons use of or presence upon the common areas of the Executive Suites or the Building in which the leased premises are situated.  No improvement, repair or alteration of the leased premises shall be made by Lessees.

NON-LIABILITY/INDEMNIFICATION.  Lessor shall not be liable for any injury to Lessees, Lessees' invitees, agents or employees, or any other person on or about the leased premises.  Lessor shall not be liable for loss, theft, damage, destruction, or disappearance of any personal property, intangibles or documents occurring on or about the leased premises, or at or behind the Front Desk of the Executive Suites, in the Back Office of the Executive Suites, or in the interior or exterior common areas of the Executive Suites or of the building in which the premises are situated from any cause, casualty or occurrence whatsoever.  Lessor shall have no liability to Lessees, and Lessees shall have no right of offset against Lessor, for any temporary, intermittent or occasional failure, error, lapse, omission or interruption of in the provision of utilities, phone service, Front Desk service, building or common area services, equipment or mechanicals, mail or package service, restroom services, kitchen services, meeting room services, Resident Agent service, or any other services or benefits generally afforded by or on behalf of Lessor to Lessees.  Lessor shall not be liable, under any circumstances, for any business interruption losses or damages, loss of business income or profits, or consequential damages, from any cause, casualty or occurrence whatsoever.  Lessees agree to indemnify, defend and hold harmless Lessor from any rights, claims, demands or causes of action alleging damage to person and/or property, or alleging pecuniary, economic or intangible loss, damage or harm, asserted by Lessees, Lessees' invitees, employees or agents, arising out of or in any way related to the leased premises or Building, including costs of investigation, defense, settlement, litigation, costs, court costs and/or attorneys' fees arising out of the assertion of any such rights, claims, demands or causes of action.  Upon demand, Lessees shall furnish Lessor with written proof satisfactory to Lessor of Lessees' ability to indemnify Lessor hereunder.  Lessees waive any rights of subrogation against Lessor.

INSURANCE.  Lessees, at their risk and expense, shall maintain broad form commercial general liability insurance, business interruption insurance, and fire and casualty insurance, upon Lessees’ business, and upon Lessees’ personal property on or about the premises.  Lessees acknowledge and understand that neither Lessor nor Lessor’s insurers shall be responsible for any loss, casualty, theft, damage or destruction of the personal property of Lessees or Lessees’ agent, employees or invitees on or about the premises from any cause whatsoever.

SIGNS.  Lessees shall not construct, hang or install any sign, banner, or placard on the premises without Lessor’s express prior written consent.

ABANDONMENT.  If Lessees shall abandon or vacate the leased premises, or be dispossessed there from by process of law, or otherwise, any personal property belonging to Lessees left upon the leased premises shall be deemed to be abandoned by Lessees to Lessor at the option of Lessor.  Lessees shall be conclusively deemed to have abandoned the leased premises if any amount to become due under this Lease is more than 14 days delinquent, Lessor has probable cause to believe that Lessees may have abandoned the leased premises based upon Lessees’ absence from the premises during business hours over a period of three or more consecutive days, Lessor’s inability to establish communications with Lessor despite best efforts to do so, an appearance or condition of the leased premises suggestive of the inference that the leased premises are not being used or occupied, and any other information deemed to be reasonably reliable obtained from Lessees’ neighbors or other persons regarding Lessees’ intention or conduct of not occupying the leased premises.

FIXTURES.  Any and all improvements made to the premises by Lessees shall belong to the Lessor, if the nature of such improvements or their degree of attachment to the premises is such that they would be classified as “fixtures” under the real property laws of the State of Nevada.

DESTRUCTION OF PREMISES.  This paragraph shall apply in the event of a partial destruction of the leased premises during the term of this Lease due to a fire, flood or other casualty originating outside the leased premises, or due to a casualty originating inside the leased premises if, and only if, Lessees bear the burden of establishing that the casualty did not result from the actions, conduct, error or omission of Lessees or of any employee, agent, customer or invitee of Lessees.  In such event, Lessor shall forthwith repair the damage to the leased premises, provided that such repairs can be made within 60 days under applicable governmental laws and regulations, but such partial destruction shall not terminate this Lease, except that Lessees shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessees on the leased premises.  If such repairs cannot be made within said 60 days, Lessor, at its option, may elect to either: (1) Make the same within a reasonable time, this Lease continuing in effect with the rent proportionately abated as aforesaid; or (2) Terminate this Lease.

INSOLVENCY.  In the event a receiver is appointed to take over the business of a Lessee, or in the event a Lessee makes a general assignment for the benefit of creditors, or  a Lessee, as a debtor, voluntarily commences or suffers the involuntary commencement of any case under any insolvency or bankruptcy laws, the same shall constitute a breach of this Leas by Lessees, at the option of Lessor.

REMEDIES.  In the event of any breach of this Lease by Lessees, Lessor shall have all the remedies afforded to Lessor by law, including summary ejectment procedures.  Any sums other than base rent owed by Lessees to Lessor under any provision of this Lease may, at Lessor’s option, be deemed additional rent for purposes of Lessor’s remedies under this Lease.  In the event of any breach of this Lease by Lessees, Lessor shall have the right of summary self-help, including barring Lessees from the premises, suspending or terminating any or all services to Lessees, and the removal, storage and sale of Lessees’ personal property on or about the premises at Lessees’ sole risk and expense.  Lessor’s resort to summary of self-help remedies shall not be deemed or construed to be trespass, interference, forcible entry or detainer or conversion.

In the event of any breach of the Lease by Lessees, Lessor may terminate the Leases and recover from Lessees:  (a) the worth at the time of the award of the unpaid rent which was earned at the time of termination; (b) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessees prove could have been reasonably avoided; (s) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of such rental loss that Lessees prove could be reasonable avoided; and (d) any other amount necessary to compensate Lessor for all detriment proximately caused by Lessees’ failure to perform their obligations under the Lease or which in the ordinary course of things would be foreseeable to result there from.

INITIALS _____ AZ ______Lessees hereby grant to Lessor, and Lessor shall have a security interest in all furniture, furnishings, equipment, fixtures, shop fixtures, trade fixtures, inventory, supplies, utensils, ingredients, condiments, materials, machinery and other personal property hereafter or from time to time maintained, brought or kept upon the premises, as collateral for the full, faithful and timely performance of all of Lessees' present and future monetary and non-monetary obligations to Lessor under this Lease or otherwise.  Lessees irrevocably authorize

Lessor to file and/or record a UCC-1 Financing Statement in usual or customary form to perfect the security interest granted under this paragraph at any time, whether executed by Lessees or not.  At any time upon Lessor’s request, Lessees agree to execute and deliver a UCC-1 Financing Statement in usual or customary form to Lessor.

In addition to Lessor's rights as a "Secured Party" under the Nevada Uniform Commercial Code, as amended or recodified from time to time ("UCC"), Lessor may, but shall not be obligated to, at any time without notice and at the expense of Lessees: (a) give notice to any person of Lessor's rights hereunder and enforce such rights; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Lessor therein; (c) inspect the Collateral; and (d) endorse, collect and receive any right to payment of money owing to Lessees under or from the Collateral.  Lessor shall have no duty or obligation to make or give any presentments, demands for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Collateral.

As used in this paragraph, "Default" shall mean the failure of Lessees to perform any obligation under this or the failure to be true of any representation or warranty of Lessees herein.  Upon the occurrence of a Default under this Agreement, then in addition to all of Lessor's rights as a "Secured Party" under the UCC or otherwise by law:

(a) Lessor may (i) upon written notice, require Lessees to assemble any or all of the Collateral and make it available to Lessor at a place designated by Lessor; (ii) without prior notice, enter upon the Premises or other place where any of the Collateral may be located and take possession of, collect, sell, and dispose of any or all of the Collateral, and store the same at locations acceptable to Lessor at Lessees' expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales; and

(b) Lessor may, for the account of Lessees and at Lessees' expense: (i) operate, use, consume, sell or dispose of the Collateral as Lessor deems appropriate for the purpose of performing any or all of the obligations secured by this Agreement; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Lessor may deem desirable or proper with respect to any of the Collateral; (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owning to Lessees in connection with or on account any or all of the Collateral; and (iv) perform any of the obligations secured by this Agreement.

Lessees shall from time to time make, execute, acknowledge and deliver all such further documents, instruments and assurances as may be requested by Lessor to perfect or preserve the security interest created by and to carry out the intent of this Agreement, and hereby irrevocably appoints Lessor as Lessees' attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact Lessor may, without the obligation to do so, in Lessor's name or in the name of Lessees, prepare execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Lessor's security interests and rights in or to any of the Collateral, and, upon Default hereunder take any other action specified in Section 11 hereof; provided that Lessor as such attorney-in-fact shall be accountable only for such funds as are actually received by Lessor.

In the event of a Default by Lessees under this Lease, of which Lessees have actual or constructive notice, Lessor shall be entitled to enter upon the leased premises, repossess the collateral and/or remove the collateral from the leased premises, all without further demand upon or notice to Lessees, regardless of whether or not Lessees also pursue eviction remedies against Lessees for possession of the leased premises.

In the event of any breach of the Lease by Lessees, Lessor may terminate the Leases and recover from Lessees:  (a) the worth at the time of the award of the unpaid rent which was earned at the time of termination; (b) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessees prove could have been reasonably avoided; (s) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of such rental loss that Lessees prove could be reasonable avoided; and (d) any other amount necessary to compensate Lessor for all detriment proximately caused by Lessees’ failure to perform their obligations under the Lease or which in the ordinary course of things would be foreseeable to result there from.

Lessor shall have a security interest in all furniture, furnishings, equipment, inventory, materials, supplies or personal property maintained or to be maintained in the future by Lessees on or about the leased premises as collateral for the full, faithful and timely performance of each and all of Lessees’ monetary and non-monetary obligations under this Lease.

MAIL.  Upon termination of Lessees’ tenancy, Lessees agree that mail cannot be forwarded by the United States Postal Service because the address of the Executive Suites is shared with Lessor and Lessor’s other tenants.  Therefore, Lessees agree that they shall not file a Change of Address notice with the Postal Service referring or pertaining to the premises, and Lessees appoint Lessor as Lessees’ attorney-in-fact for purposes of canceling or revoking any Change of Address notice which might be filed with the Postal Service pertaining to the premises.  In addition, prior to termination of this Lease, Lessees shall make mutually agreeable arrangements with Lessor for the retrieval or forwarding of Lessees’ incoming mail or packages.  If Lessees wish for their mail to be forwarded by Lessor to another address, Lessees shall furnish Lessor with forwarding address labels, and funds sufficient to cover the cost of forwarding packages or pieces other than first class letters.  If Lessees fail to comply with the requirements of this paragraph with respect to the forwarding of Lessees’ mail following termination of Lessees’ tenancy, then and in such event, Lessor may either discard Lessees’ unclaimed mail, or return Lessees’ unclaimed first class mail items to the sender(s), at Lessor’s sole option and discretion as to each mail item received.

ATTORNEYS’ FEES.  In case a breach of contract suit should be brought by Lessor against Lessees for recovery of any sum due from Lessees to Lessor hereunder, Lessor shall be entitled to actual reasonable attorneys’ fees, court costs, and out-of-pocket expenditures incurred or paid in prosecuting

 HEIRS, ASSIGNS, SUCCESSORS.  Subject to the provisions restricting Lessees’ ability to assign or sublet hereunder, this Lease shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, assigns and successors in interest.

LESSOR’S LIABILITY.  In the event of any transfer of title to the real property upon which the leased premises are situated, the Lessor named herein, (or the grantor in case of any subsequent transfers) shall be relieved of all liability related to Lessor’s obligations to be performed after such transfer.  Provided, however, that any security deposit in the hand of Lessor or said grantor at the time of such transfer shall be delivered to the grantee.  Lessor’s or said grantor’s obligations shall be binding upon Lessor or said grantor only during such person’s period of ownership.

SEVERABILITY:  If any portion of this Lease shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Lease is invalid or unenforceable, but that by limiting such provision, it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

WAIVER: The failure of Lessor to enforce any provisions of this Lease on a particular occasion shall not be construed as a waiver or limitation of Lessor’s right to enforce and compel strict compliance with every provision of this Lease as to that occasion or as to any subsequent occasion.

CUMULATIVE RIGHTS AND REMEDIES.  The rights and remedies of Lessor under this Lease shall e cumulative, and the exercise by Lessor of any right or remedy under this Lease and/or under Nevada law, shall not be deemed or construed to be an election of remedies or a waiver or limitation of  Lessor’s other rights and remedies under this Lease and/or under Nevada law, except to the extent expressly required under Nevada law.

ENTIRE AGREEMENT.  This Lease sets forth all of the covenants, promises, agreements, conditions and understandings between Lessor and Lessees concerning the premises.  There are no covenants, promises, agreements or understandings between Lessor and Lessees, either oral or written, except as set forth above in this Lease.  Except as expressly provided above in this Lease, no subsequent alterations, amendment, changes, modifications or additions to this Lease shall be binding upon Lessor unless and until reduced to writing and signed by Lessor and Lessees.

*TELEPHONE SERVICE.  If Lessees maintain telephone service through Lessor, then, through the auspices of XO Communications, Lessor shall provide Lessees with the use of one or more telephone lines number within Lessor’s telephone system, and basic monthly service to that telephone number in accordance with the rates and charges set forth above.  The telephone number shall remain the property of Lessor, and upon termination of this Lease, Lessees’ shall have no further rights to the use of said telephone number.  If Lessees import one or more pre-existing telephone numbers into Lessor’s telephone system, Lessor shall do all things necessary to return such numbers to Lessees upon Lessees’ termination of this Lease in compliance with all the provisions of this Leased upon termination of this Lease, Lessees shall have no further rights to the use of said telephone number.*

COVENANT NOT TO COMPETE.  Lessees agree not to directly or indirectly compete with Lessor, or with any of the services offered by Lessor during the term of this Lease, and continuing until six (6) months after the expiration of the term of this Lease, or until six (6) months after Lessees vacate the leased premises, whichever is later.  In addition, typewriters, computers, copy machines, fax machines and any other office or business equipment operated, maintained or used by Lessees on the leased premises shall be for Lessees’ sole use, and shall not be used by, or for the benefit or use of any other tenant of Lessor.  In addition, Lessees shall not operate, maintain or use any office or business equipment which directly or indirectly competes with the services offered by Lessor to the other tenants of Lessor.  In addition, during the time frame described in the first sentence of this paragraph, Neither Lessees nor Lessees’ agents or employees shall directly or indirectly employ, offer to employ, or solicit or approach with a view towards anyone employing or offering to employ, any employee of Lessor.  In the event of a breach of this covenant towards Lessor’s employee(s), Lessees shall be liable to Lessor for liquidated damages in the sum of 25% of the annual compensation of each involved employee of Lessor, it being mutually agreed by Lessor and Lessees that this provision for liquidated damages is fair and reasonable, based upon the information known to the parties at the time of contracting, and the difficulty of calculating the actual damages which would be occasioned by such a breach.

The undersigned Lessees hereby acknowledge receipt of a copy of this Lease.

Dated: 9/8/2016

SAMSON EQUITIES CORPORATION	LESSEES:
Dba: RAINBOW EXECUTIVE SUITES	Lessee Name(s): Zartex Inc., Aleksandr Zausaev
Dba: TROPICANA BUSINESS CENTER
Signature(s): /s/ Aleksandr Zausaev

By: /s/ Mike Feldman	Signer’s Name(s): Same

Name: Mike Feldman	Capacity(ies): Individually and Authorized Officer

Title: Leasing Manager
800 North Rainbow Blvd., Suite 208
Las Vegas, NV  89107
rentsamson@aol.com
Phone:  (702) 948-5000
FAX:  (702) 948-5001